UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2011



                            UHF Logistics Group, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                    333-134536                 Pending
----------------           ----------------           ------------------
(State or other             (Commission                (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)


4/F, Building 1, Anle Industrial Park
Nantouguankou Road 2, Nanshan District
Shenzhen,country-regionChina                           518052
---------------------------------------------------   ------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 86-755-26470266
                                                    ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Effective May 2, 2011, Eric Wildstein has resigned as a member of the board of directors to pursue other business interests. The Company thanks Mr. Wildstein for his years of service and wishes him well in his future endeavours.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UHF Logistics Group, Inc.
                                      a Nevada corporation

                                             /s/ Parrish Medley
                                      By:____________________________
                                            Parrish Medley, Director